UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 2, 2015

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

475 Steamboat Road, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 629-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
W. R. Berkley Corporation (the “Company”) held its Annual Meeting of Stockholders on June 2, 2015. The meeting involved: (i) the election of four directors for terms to expire (a) in the case of nominees William R. Berkley and Christopher L. Augostini, at the Company’s Annual Meeting of Stockholders to be held in 2018 and until their respective successors are duly elected and qualified, and (b) in the case of nominees George G. Daly and Jack H. Nusbaum, at the Annual Meeting of Stockholders to be held in 2017 and until their respective successors are duly elected and qualified; (ii) the approval of an increase in the number of shares reserved under the W. R. Berkley Corporation 2012 Stock Incentive Plan (as amended and restated, the “2012 Stock Incentive Plan”) and the re-approval of the material terms of the performance goals set forth in the 2012 Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); (iii) the approval of an increase in the number of shares reserved under the W. R. Berkley Corporation 2009 Directors Stock Plan (as amended and restated, the “2009 Directors Stock Plan”); (iv) a resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for this Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or “say-on-pay” vote; and (v) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

The directors elected and the final voting results are as follows:
(i)Election of Directors:

Nominee	For	Against	Abstain	Broker Non Vote
William R. Berkley	100,243,529	3,276,722	1,659,553	7,995,406
Christopher L. Augostini	99,826,546	4,988,986	364,322	7,995,406
George G. Daly	64,558,929	40,259,082	361,843	7,995,406
Jack H. Nusbaum	95,412,036	9,402,905	364,913	7,995,406

(ii)
Approval of an increase in the number of shares reserved under the 2012 Stock Incentive Plan and the re-approval of the material terms of the performance goals set forth in the 2012 Stock Incentive Plan for purposes of Section 162(m) of the Code:

For	Against	Abstain	Broker Non Vote
99,358,468	5,420,144	401,242	7,995,406

(iii)	Approval of an increase in the number of shares reserved under the 2009 Directors Stock Plan:

For	Against	Abstain	Broker Non Vote
99,394,053	5,378,079	407,722	7,995,406

(iv)	Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say-on-Pay” Vote):

For	Against	Abstain	Broker Non Vote
48,710,368	55,892,916	576,570	7,995,406

(iv)	Ratification of the Appointment of KPMG LLP:

For	Against	Abstain
111,878,006	903,576	393,678

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/	Eugene G. Ballard
	Name:	Eugene G. Ballard
	Title:	Executive Vice President – Chief Financial Officer

Date: June 5, 2015